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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007

                                 POLONIA BANCORP
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                    0- 52267              41-2224099
       -------------                    --------              ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)        Identification No.)

     3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 938-8800
                                 -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On May 3, 2007, Polonia Bancorp announced its financial results for the quarter ended March 31, 2007. The press release announcing financial results for the quarter ended March 31, 2007 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01   OTHER EVENTS
            ------------

      On May 3, 2007, Polonia Bancorp issued a press release announcing that its Annual Meeting of Stockholders will be held on July 17, 2007. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not Applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated May 3, 2007

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 7, 2007                    By: /s/ Paul D. Rutkowski
                                         ------------------------------------
                                         Paul D. Rutkowski
                                         Chief Financial Officer and Treasurer